Exhibit 10

AMENDMENT NO. 5 TO RECEIVABLES PURCHASE AGREEMENT

THIS AMENDMENT NO. 5 TO RECEIVABLES PURCHASE AGREEMENT, dated as of December 9, 2005 (this “Amendment”), is by and among Convergys Funding Corporation (the “Seller”), Convergys Corporation, as initial servicer (the “Servicer”), Falcon Asset Securitization Corporation (“Falcon”), Fifth Third Bank, an Ohio banking corporation (“Fifth Third”), and JPMorgan Chase Bank, N.A., as successor by merger to Bank One, NA, as successor by merger to Bank One, Michigan (together with Fifth Third and Falcon, the “Purchasers”), and as “Falcon Agent” and “Administrative Agent”.

W I T N E S S E T H :

WHEREAS, the Seller, the Servicer, the Purchasers, the Falcon Agent and the Administrative Agent are parties to that certain Amended and Restated Receivables Purchase Agreement dated as of November 20, 2003 (as heretofore amended, the “Agreement”); and

WHEREAS, the parties wish to amend the Agreement as hereinafter forth;

NOW, THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. Defined Terms. Capitalized terms used herein and not otherwise defined shall have their meanings as attributed to such terms in the Agreement.

2. Amendment. The definition of “Liquidity Termination Date” in the Agreement is hereby amended and restated in its entirety to read as follows:

“Liquidity Termination Date” means December 8, 2006.

3. Absence of Amortization Event or Potential Amortization Event. In order to induce the Falcon Agent, the Administrative Agent and the Purchasers to enter into this Amendment, the Seller hereby represents and warrants to the Falcon Agent, the Administrative Agent and the Purchasers that, after giving effect to the amendment contained in Section 2 hereof, no Amortization Event or Potential Amortization Event exists and is continuing as of the Effective Date (as defined in Section 4 below) or as of the date of this Amendment.

4. Effective Date. This Amendment shall become retroactively effective as of December 9, 2005 (the “Effective Date”) upon (a) receipt by the Administrative Agent of counterparts hereof and of an amended and restated Falcon Fee Letter, duly executed by each of the parties hereto or thereto, as the case may be, and (b) receipt by Falcon in immediately available funds of the renewal fee specified in such amended and restated Falcon Fee Letter.

5. Ratification. Except as expressly modified hereby, the Agreement, as amended hereby, is hereby ratified, approved and confirmed in all respects.

6. Reference to Agreement. From and after the Effective Date hereof, each reference in the Agreement to “this Agreement” or to “hereof”, “hereunder” or words of like import, and all references to the Agreement in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean the Agreement as amended by this Amendment.

7. Costs and Expenses. The Seller agrees to pay all costs, fees, and out-of-pocket expenses (including reasonable attorneys’ fees and time charges of attorneys for the Administrative Agent, the Falcon Agent and the Purchasers) incurred in connection with the preparation, execution and delivery of this Amendment.

8. CHOICE OF LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF OHIO.

9. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

<Signature pages follow>

IN WITNESS WHEREOF, the Seller, the Servicer, the Purchasers, the Falcon and the Administrative Agent have executed this Amendment as of the date first above written.

CONVERGYS FUNDING CORPORATION

By:	/s/ Timothy M. Wesolowski
Name:	Timothy M. Wesolowski
Title:	Treasurer

CONVERGYS CORPORATION

By:	/s/ Dennis B. Taffe
Name:	Dennis B. Taffe
Title:	.Vice President and Treasurer

FIFTH THIRD BANK, AS A PURCHASER

By:	/s/ Brian Gardner
Name:	Brian Gardner
Title:	Vice President

FALCON ASSET SECURITIZATION CORPORATION, AS A PURCHASER

By:	/s/ Mark Connor
Name:	Mark Connor
Title:	Vice President

JPMORGAN CHASE BANK, N.A., INDIVIDUALLY, AS FALCON AGENT AND AS ADMINISTRATIVE AGENT

By:	/s/ Mark Connor
Name:	Mark Connor
Title:	Vice President

5